UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

POWER SOLUTIONS INTERNATIONAL, INC.

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

POWER SOLUTIONS INTERNATIONAL, INC.

201 MITTEL DRIVE

WOOD DALE, IL 60191

ATTN: KEN JENKE

V75783-P28373

Your Vote Counts!

POWER SOLUTIONS INTERNATIONAL, INC.

2025 Annual Meeting

Vote by July 23, 2025 11:59 PM ET

You invested in POWER SOLUTIONS INTERNATIONAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 24, 2025.

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 10, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	July 24, 2025
vote without entering a	8:00 AM CT
control number
Virtually at: www.virtualshareholdermeeting.com/PSIX2025

 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors
Nominees:

1a. Jiwen Zhang	For

1b. Kui Jiang	For

1c. Frank P. Simpkins	For

1d. Courtney C. Shea	For

1e. Hong He	For

1f. Gengsheng Zhang	For

1g. Fuzhang Yu	For

2. Ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

3. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.	For

4. To approve the amendment of the Amended and Restated 2012 Incentive Compensation Plan to extend the expiration date.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V75784-P28373